UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________
FORM 8-K
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2020
 ____________________________________________________________________
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
(a) Amendment and Restatement of the Bylaws. As has been previously disclosed, as of the Company’s emergence from bankruptcy, Oasis Petroleum Inc. (the “Company” or “Oasis”) has a new Board of Directors (the “Board”), consisting of Oasis’s Chief Executive Officer, Thomas B. Nusz, and six new independent directors, including Douglas E. Brooks, who now chairs the Board. Following their appointment, the directors conducted a review of the committee charters for the Nominating & Governance Committee, the Audit Committee and the Compensation Committee (collectively, the “Committee Charters”). As a result of the Board’s review of the Committee Charters, effective as of December 15, 2020, the Board amended and restated the Committee Charters in the manner described in Item 7.01 below. Consistent with amendments made to the Committee Charters, the Board also determined that the individual who chaired the Board should have the title “Board Chair” instead of “Chairperson.” In order to implement that change, the Board adopted the Second Amended and Restated Bylaws of Oasis (the “Second Amended Bylaws”), effective as of December 15, 2020.
In addition to providing for the new title of Board Chair, the Second Amended Bylaws also modified the vote required for the Board to take any action with respect to a Board committee, including to (i) establish, (ii) dissolve, (iii) appoint or remove the chair or members of, or (iv) delegate authority to, any such committee. Prior to the adoption of the Second Amended Bylaws, those actions required the approval of a majority of the directors present at a meeting at which a quorum was present. Under the Second Amended Bylaws, those actions require the approval of a majority of the total authorized number of directors, regardless of whether any vacancies then exist on the Board.
The Second Amended Bylaws also provide that, during any period in which the positions of Chief Executive Officer and Board Chair are held by the same person, the Board must designate a “Lead Independent Director” with the duty and power to call and preside over meetings of the non-management directors. Prior to the adoption of the Second Amended Bylaws, the Bylaws had been silent on what would happen in that circumstance. Contemporaneously with adopting the Second Amended Bylaws, the Board also modified Oasis’s Corporate Governance Guidelines to include conforming language relating to the position of Lead Independent Director.
This summary is qualified in its entirety by reference to the full text of the Second Amended Bylaws, which are attached hereto as Exhibit 3.1 and incorporated by reference herein.
Item 7.01. Regulation FD Disclosure
As a result of that Board’s review of the Committee Charters disclosed above in Item 5.03, effective as of December 15, 2020, the Committee Charters were amended and restated to, among other things:
•Modify the title “Chairman” for each Board committee to “Chair”;
•Rename the Nominating & Governance Committee so that it is called the “Nominating, Environmental, Social & Governance Committee” (the “NESG Committee”) to reflect the delegation of authority to that committee to provide general oversight of environmental and social responsibility matters;
•Rename the Audit Committee so that it is called the “Audit & Reserves Committee” to reflect the delegation of authority to that committee to provide general oversight of reporting of oil & natural gas reserves required to be disclosed under the rules and regulations of the Securities and Exchange Commission; and
•Expand the authority of the NESG Committee so that it will provide primary Board committee oversight of Oasis’s Related Persons Transactions Policy and Insider Trading Policy, which were previously subject to the primary oversight of the Audit & Reserves Committee.
The amended and restated charters of the NESG Committee, the Audit & Reserves Committee and the Compensation Committee have been posted on Oasis’s website at http://oasispetroleum.investorroom.com/corporate-governance. The Board also reviewed corporate governance guidelines and policies previously adopted by the Company. Accordingly, effective as of December 15, 2020, the Board approved conforming amendments to Oasis’s corporate governance guidelines and policies, and those amended and restated guidelines and policies have been posted on the same website.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 of this current report on Form 8-K (including the information contained on the website referred to above) is being furnished and shall not be deemed “filed” for purposes of Section 18 of Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit

3.1*	Second Amended and Restated Bylaws of Oasis Petroleum Inc. adopted as of December 15, 2020
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

__________________
* Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: December 18, 2020	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary